GE INSTITUTIONAL FUNDS

Supplement dated April 17, 2009 to Prospectus dated January 29, 2009

1. U.S. Treasury Department’s Temporary Guarantee Program for Money Market Fund Extension

The U.S. Treasury Department (“U.S. Treasury”) extended its Temporary Guarantee Program for Money Market Funds (the “Program”) for the second and final time through September 18, 2009. The Money Market Fund (the “Fund”) will participate in the Program extension. A summary of the Program is provided below for your reference.

The U.S. Treasury established the Program to provide stability to the market. It provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain conditions and limitations. The guarantee is available under the Program if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as “breaking the buck.”

While the Fund has maintained and expects to continue to maintain its $1.00 share price, there can be no assurance that the Fund will be able to do so. As a result, at a meeting held on October 7, 2008, the Board of Trustees (the “Board”) of GE Institutional Funds determined that, considering the cost of the premium and the potential benefits of the guarantee to the Fund’s shareholders, the Fund would apply to participate in the Program’s initial three-month term beginning on September 19, 2008 and expiring on December 18, 2008. On December 5, 2008, the Board approved the Fund’s participation in the first extension of the Program that is set to expire on April 30, 2009. On April 6, 2009, the Board once again approved the Fund’s continued participation in Program via the second and final extension, which will expire on September 18, 2009.

The guarantee under the Program covers shareholders of a participating money market fund only for the number of shares held in that fund as of the close of business on September 19, 2008 and still held on the date that the fund’s net asset value falls below $1.00 per share. A shareholder’s holding in a participating money market fund as of September 19, 2008 represents the maximum amount of shares eligible for reimbursement under the Program. Any increase in the number of shares held by a shareholder after the close of business on September 19, 2008 will not be guaranteed. If the number of shares held in that fund fluctuates, a shareholder will be covered for either the number of shares held as of the close of business on September 19, 2008, or the amount held at the time the guarantee is triggered, whichever is less. If a shareholder closes his or her account, any future investment in the fund will not be guaranteed. As a result, shareholders of record on September 19 wishing to remain covered by the guarantee afforded under the Program should consider the fact that any redemption or exchange out of the Fund will generally cause those shares to lose this guarantee coverage, even if the shares are exchanged into another fund that is also participating in the Program.

Under the terms of the Program, if the guarantee is triggered with respect to the Fund, the Board will be required to liquidate the Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program. In liquidation, shareholders with shares not covered under the Program may receive less than $1.00 per share.

Guarantee payments under the Program will not exceed the amount available within in the U.S. Treasury Department’s Exchange Stabilization Fund on the date of claim (currently, approximately $50 billion).

For additional information on the program, visit the U.S. Treasury Department’s website at www.ustreas.gov.

Neither this prospectus supplement, the prospectus referred to above, nor the Fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 subject to the terms of the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds.

Effective immediately, the GE Institutional Funds Prospectus dated January 29, 2009 (the “Prospectus”) is amended as follows:

2. The portfolio manager biographies of David B. Carlson and Judith A. Studer under the section entitled “About the Funds’ Portfolio Managers - Portfolio Manager Biographies” are deleted in its entirety and replaced with the following:

David B. Carlson is the Co-Chief Investment Officer — U.S. Equities at GE Asset Management. He co-manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is the portfolio manager for the Premier Growth Equity Fund and has served in this capacity since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and Executive Vice President in 2003.

Judith A. Studer is the President and Co-Chief Investment Officer — U.S. Equities and a Director at GE Asset Management. She has led the team of portfolio managers for the Strategic Investment Fund since July 2004, and has co-led the Fund since January 2009. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President — U.S. Equities in 1991, Senior Vice President — International Equities in 1995, President — Investment Strategies in July 2006 and

President — U.S. Equities in June 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.